UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                      _________________________________

                                   FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   January 20, 2006


                                 CENTALE, INC.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


        New York                  0-50863                  22-3621870
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(State of Incorporation)       (Commission File           (IRS Employer
                                Number)                    Identification No.)


           6700 N. Andrews Ave., Suite 605, Ft. Lauderdale, FL 33309
           ---------------------------------------------------------
                    (Address of principal executive offices)

                                (754) 224-3300
                        -----------------------------
                        Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02  Departure of Principal Officer

     On January 20, 2006, by mutual agreement of Centale and Patrick T. Parker, Mr. Parker resigned from his position as Centale's Chief Executive Officer.
Mr. Parker will remain a member of Centale's Board of Directors.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	                          	CENTALE, INC.


Dated: January 24, 2006                 By: /s/ Juan Ferreira
                                        ----------------------
                                        Juan Ferreira
                                        President